UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22668

ETF Series Solutions
(Exact name of registrant as specified in charter)

615 East Michigan Street

Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Kristina R. Nelson

ETF Series Solutions

615 East Michigan Street

Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-6076

Registrant's telephone number, including area code

Date of fiscal year end: September 30

Date of reporting period: September 30, 2020

Item 1. Reports to Stockholders.

Annual Report

September 30, 2020

Distillate U.S. Fundamental Stability & Value ETF

Ticker: DSTL

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the Fund’s reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. Please contact your financial intermediary to elect to receive shareholder reports and other Fund communications electronically.

You may elect to receive all future reports in paper free of charge. Please contact your financial intermediary to inform them that you wish to continue receiving paper copies of shareholder reports and for details about whether your election to receive reports in paper will apply to all funds held with your financial intermediary.

Distillate U.S. Fundamental Stability & Value ETF

Distillate U.S. Fundamental Stability & Value ETF

Letter to Shareholders

September 30, 2020 (Unaudited)

Dear Shareholders,

We hope this letter finds you well. The past year produced periods of significant market volatility, headlined by the COVID-19 pandemic and accompanied economic collapse, massive government stimulus, the presidential election, significant scientific progress, and an uncertain – but hopeful – recovery. Point to point, equity markets have proved resilient, but this performance has been extremely concentrated among a small number of very large stocks that have seen their valuations expand meaningfully. In this context, we are very pleased with the performance of the Distillate U.S. Fundamental Stability & Value ETF (the “Fund”, or “DSTL”), having comfortably outpaced its broad market benchmark during the fiscal year ending September 30, 2020 (more on performance below). In addition to positive investment returns, DSTL has also experienced significant growth in assets under management during the period, rising from $44 million to nearly $180 million. We thank you for your continuing support and the trust you place in Distillate’s investment process and the rationale behind our differentiated measures of equity valuation and quality. The following report covers the fiscal period from October 1, 2019 through September 30, 2020 (the “current fiscal period”).

The objective of our Fund is to track the performance, before fees and certain expenses, of the Distillate U.S. Fundamental Stability & Value Index (“the Index”). This custom index is designed to include securities with attractive valuations, more stable than average long-term fundamentals and strong balance sheets, from a starting universe of roughly the largest 500 U.S. listed stocks. By avoiding stocks with excessive valuations or poor fundamental characteristics, the Index (and thus, the Fund) aims to outperform a broad benchmark of large U.S. stocks over the long-term.

“Value Investing”, as traditionally defined, has tended to focus on accounting-based measures of book value. As the economy shifted dramatically over recent decades toward businesses that build intangible assets (such as software code, brands and pharmaceutical patents), balance sheets simply fail to measure these sources of future cash flow. Thus, it is not surprising that, as the financial media has repeatedly pointed out, traditional “value” strategies have failed to deliver satisfactory investment returns for many years. We believe paying less for an asset relative to that asset’s fundamentals – or true value – continues to be a rewarding strategy, but that investors must be thoughtful in how they define value. Metrics like price-to-book might just lead to sectors that carry a high level of physical or other balance sheet assets, instead of identifying stocks that are truly underpriced in relation to their fundamentals. We utilize a measure based on free cash flow, which offers a better comparison between old and new companies, regardless of the balance sheet treatment of the companies’ assets. We aim to reduce portfolio risk by buying the companies most undervalued on this methodology, while also eliminating companies that have volatile fundamentals or excessive debt levels.

Distillate U.S. Fundamental Stability & Value ETF

Letter to Shareholders
September 30, 2020 (Unaudited) (Continued)

During the current fiscal period, DSTL rose 18.20% measured by Net Asset Value (NAV), or 18.27% based on the market price of the Fund shares. This result was ahead of the S&P 500® Index, the Fund’s primary benchmark, which returned 15.15%. The Fund’s Index returned 18.68%.

The top contributors to the Fund’s positive relative performance versus the S&P 500® Index were the Fund’s underweight positions (stocks that the Fund either did not own or owned less as a percentage of assets than the benchmark did during the period) in Exxon Mobil Corporation, Boeing Company, Wells Fargo & Company, JPMorgan Chase & Co., and Chevron Corporation; as well as the Fund’s overweight positions (stocks that the Fund owned more of, as an average percentage of assets than the benchmark did during the period) in Regeneron Pharmaceuticals, Inc., Skyworks Solutions, Inc., and Citrix Systems, Inc.

The largest detractors from relative performance in the period were the Fund’s underweight positions in Amazon.com, Inc., NVIDIA Corporation, PayPal Holdings Inc., Microsoft Corporation, Netflix, Inc., and Alphabet Inc.; as well as the Fund’s overweight positions in Darden Restaurants, Inc., and General Dynamics Corporation.

Our Fund holds approximately 100 securities chosen for their attractive rankings on our measures of value and quality. The Fund is rebalanced quarterly along with the Index. As of September 30, 2020, the Fund’s largest five holdings were: Apple, Inc. (6.38%), Alphabet, Inc. (2.87%), Facebook, Inc. (2.32%), Johnson & Johnson (2.20%) and UnitedHealth Group, Inc. (2.08%). We note, as of writing, the Fund no longer holds positions in Apple and Facebook, as those companies no longer meet DSTL’s valuation criteria.

We thank you for your investment in the Distillate U.S. Fundamental Stability & Value ETF.

Sincerely,

Thomas M. Cole
Chief Executive Officer
Distillate Capital Partners, LLC

Distillate U.S. Fundamental Stability & Value ETF

Letter to Shareholders
September 30, 2020 (Unaudited) (Continued)

Must be preceded or accompanied by a prospectus.

Investing involves risk. Principal loss is possible. The Fund has the same risks as the underlying securities traded on the exchange throughout the day. Redemptions are limited and often commissions are charged on each trade, and ETFs may trade at a premium or discount to their net asset value. As with all index funds, the performance of the Fund and its Index may differ from each other for a variety of reasons. For example, the Fund incurs operating expenses and portfolio transaction costs not incurred by the Index. In addition, the Fund may not be fully invested in the securities of the Index at all times or may hold securities not included in the Index. The Fund is not actively managed and may be affected by a general decline in market segments related to the index. Unlike mutual funds, ETFs may trade at a premium or discount to their net asset value.

Distillate U.S. Fundamental Stability & Value Index – The Index seeks to include the most fundamentally stable and most undervalued stocks from a starting universe of around 500 of the largest U.S. companies. The Index is constructed using an objective, rules-based methodology based on Distillate Capital’s proprietary fundamental measures of valuation and quality. After the starting universe is screened using Distillate Capital’s quality criteria, the most attractively valued 100 stocks of those remaining securities are included in the Index. The Index is rebalanced quarterly, and stocks are weighted with a blend of equal-weighting and normalized free cash flow-weighting methodologies. Due to corporate actions occurring between reconstitution dates, the Index may include slightly fewer or more than 100 securities.

Book Value – refers to the balance sheet value of a company’s assets, less its liabilities.

Price to Book Value – a traditional valuation measure that compares a company’s market price to its balance sheet book value. For example, this can be calculated by dividing a company’s stock price by its book value per share.

Cash Flow – the amount of cash generated by a business in a given period, commonly calculated by adding depreciation & amortization to net income in the period, less any increase in working capital. This calculation reflects operating cash flow. The term also often refers to free cash flow (see below).

Free Cash Flow – the amount of cash generated be a business in a given period, after subtracting the company’s investment in capital expenditures from operating cash flow. Free cash flow can be used to pay dividends, repurchase shares of the company’s stock, or pay down debt, among other uses.

Standard & Poor’s 500 (S&P 500® Index) – An index of 500 stocks chosen for market size, liquidity and industry grouping, among other factors. The S&P 500® is designed to be a leading indicator of U.S. equities and is meant to reflect the risk/return characteristics of the large cap universe.

Past performance is not a guarantee of future results.

Fund holdings are subject to change and are not a recommendation to buy or sell any security. For a complete listing of the Fund’s holdings please view the schedule of investments on page 6.

Distillate U.S. Fundamental Stability & Value ETF is distributed by Quasar Distributors, LLC.

You cannot invest directly in an index.

Distillate U.S. Fundamental Stability & Value ETF

Performance Summary
(Unaudited)

Growth of $10,000

Average Annual Returns September 30, 2020	1 Year	Since Inception (10/23/2018)
Distillate U.S. Fundamental Stability & Value ETF — NAV	18.20%	15.54%
Distillate U.S. Fundamental Stability & Value ETF — Market	18.27%	15.57%
Distillate U.S. Fundamental Stability & Value Index	18.68%	16.01%
S&P 500® Index	15.15%	13.37%

This chart illustrates the performance of a hypothetical $10,000 investment made on October 23, 2018 and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end can be obtained by calling 1-800-617-0004. The Fund’s gross expense ratio is 0.39%.

Distillate U.S. Fundamental Stability & Value ETF

Portfolio Allocation
As of September 30, 2020 (Unaudited)

Sector	Percentage of Net Assets
Manufacturing (a)	52.5%
Retail Trade	9.7
Finance and Insurance	9.5
Wholesale Trade	6.2
Professional, Scientific, and Technical Services	5.8
Information	4.4
Administrative and Support and Waste Management and Remediation Services	4.2
Transportation and Warehousing	3.8
Health Care and Social Assistance	2.2
Real Estate and Rental and Leasing	0.9
Arts, Entertainment, and Recreation	0.8
Short-Term Investments	0.2
Liabilities in Excess of Other Assets	(0.2)
Total	100.0%

(a)	To the extent that the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors.

Distillate U.S. Fundamental Stability & Value ETF

Schedule of Investments
September 30, 2020

Shares	Security Description	Value
	COMMON STOCKS — 100.0%
	Administrative and Support and Waste Management and Remediation Services — 4.2%
8,395	Accenture plc - Class A	$1,897,186
922	Booking Holdings, Inc. (a)	1,577,247
4,994	FleetCor Technologies, Inc. (a)	1,189,071
7,962	Global Payments, Inc.	1,413,892
12,927	Waste Management, Inc.	1,462,949
		7,540,345
	Arts, Entertainment, and Recreation — 0.8%
18,261	Activision Blizzard, Inc.	1,478,228

	Finance and Insurance — 9.5%
7,280	Anthem, Inc.	1,955,335
12,899	Arthur J Gallagher & Company	1,361,876
3,120	BlackRock, Inc.	1,758,276
28,788	Brown & Brown, Inc.	1,303,233
12,733	Cboe Global Markets, Inc.	1,117,193
8,991	CME Group, Inc.	1,504,284
15,689	Intercontinental Exchange, Inc.	1,569,685
10,281	Nasdaq, Inc.	1,261,582
11,144	T Rowe Price Group, Inc.	1,428,884
11,978	UnitedHealth Group, Inc.	3,734,381
		16,994,729
	Health Care and Social Assistance — 2.2%
7,476	Laboratory Corporation of America Holdings (a)	1,407,507
10,622	Quest Diagnostics, Inc.	1,216,113
12,824	Universal Health Services, Inc. - Class B	1,372,424
		3,996,044
	Information — 4.4%
8,128	Citrix Systems, Inc.	1,119,307
15,860	Facebook, Inc. - Class A (a)	4,153,734
44,838	Oracle Corporation	2,676,828
		7,949,869
	Manufacturing — 52.5% (b)
11,454	3M Company	1,834,702
39,194	AbbVie, Inc.	3,433,002

The accompanying notes are an integral part of these financial statements.

Distillate U.S. Fundamental Stability & Value ETF

Schedule of Investments
September 30, 2020 (Continued)

Shares	Security Description	Value
	COMMON STOCKS — 100.0% (Continued)
	Manufacturing — 52.5% (b) (Continued)
12,522	Alexion Pharmaceuticals, Inc. (a)	$1,432,892
11,285	Allegion plc	1,116,199
3,518	Alphabet, Inc. - Class A (a)	5,155,981
13,683	AMETEK, Inc.	1,360,090
9,805	Amgen, Inc.	2,492,039
10,949	Analog Devices, Inc.	1,278,186
98,780	Apple, Inc.	11,439,712
25,314	Applied Materials, Inc.	1,504,917
5,717	Arista Networks, Inc. (a)	1,183,019
6,522	Biogen, Inc. (a)	1,850,161
7,284	Broadcom, Inc.	2,653,707
14,084	Celanese Corporation	1,513,326
15,806	Church & Dwight Company, Inc.	1,481,180
58,599	Cisco Systems, Inc.	2,308,215
19,825	Colgate-Palmolive Company	1,529,499
7,431	Cummins, Inc.	1,569,130
16,087	Eaton Corporation plc	1,641,357
8,811	Fortinet, Inc. (a)	1,038,024
10,171	General Dynamics Corporation	1,407,971
9,731	Hershey Company	1,394,842
7,863	Illinois Tool Works, Inc.	1,519,210
42,187	Ingersoll Rand, Inc. (a)	1,501,857
49,727	Intel Corporation	2,574,864
26,487	Johnson & Johnson	3,943,385
10,015	Kimberly-Clark Corporation	1,478,815
4,361	Lam Research Corporation	1,446,762
5,133	Lockheed Martin Corporation	1,967,376
18,090	Monster Beverage Corporation (a)	1,450,818
27,569	NetApp, Inc.	1,208,625
5,017	Northrop Grumman Corporation	1,582,813
11,867	Packaging Corporation of America	1,294,096
31,988	Philip Morris International, Inc.	2,398,780
12,068	PPG Industries, Inc.	1,473,261
22,942	Procter & Gamble Company	3,188,709
10,790	Qorvo, Inc. (a)	1,392,018

The accompanying notes are an integral part of these financial statements.

Distillate U.S. Fundamental Stability & Value ETF

Schedule of Investments
September 30, 2020 (Continued)

Shares	Security Description	Value
	COMMON STOCKS — 100.0% (Continued)
	Manufacturing — 52.5% (b) (Continued)
2,278	Regeneron Pharmaceuticals, Inc. (a)	$1,275,179
3,319	Roper Technologies, Inc.	1,311,370
9,826	Skyworks Solutions, Inc.	1,429,683
7,955	Stryker Corporation	1,657,583
13,843	Teradyne, Inc.	1,099,965
13,121	Texas Instruments, Inc.	1,873,548
26,905	Trimble, Inc. (a)	1,310,273
22,659	Tyson Foods, Inc. - Class A	1,347,757
6,548	Waters Corporation (a)	1,281,313
12,261	Xilinx, Inc.	1,278,087
4,639	Zebra Technologies Corporation - Class A (a)	1,171,162
		94,075,460
	Professional, Scientific, and Technical Services — 5.8%
19,127	Amdocs, Ltd.	1,098,081
15,130	Booz Allen Hamilton Holding Corporation	1,255,487
10,351	CDW Corporation	1,237,255
17,524	Cerner Corporation	1,266,810
23,481	Cognizant Technology Solutions Corporation - Class A	1,630,051
16,322	GoDaddy, Inc. - Class A (a)	1,239,982
16,656	Paychex, Inc.	1,328,649
9,753	VMware, Inc. - Class A (a)	1,401,214
		10,457,529
	Real Estate and Rental and Leasing — 0.9%
8,749	United Rentals, Inc. (a)	1,526,701

	Retail Trade — 9.7%
8,337	Advance Auto Parts, Inc.	1,279,730
1,155	AutoZone, Inc. (a)	1,360,174
10,274	Home Depot, Inc.	2,853,193
39,775	Kroger Company	1,348,770
13,135	Lowe’s Companies, Inc.	2,178,571
12,338	Target Corporation	1,942,248
5,752	Ulta Beauty, Inc. (a)	1,288,333

The accompanying notes are an integral part of these financial statements.

Distillate U.S. Fundamental Stability & Value ETF

Schedule of Investments
September 30, 2020 (Continued)

Shares	Security Description	Value
	COMMON STOCKS — 100.0% (Continued)
	Retail Trade — 9.7% (Continued)
26,327	Walmart, Inc.	$3,683,411
3,890	WW Grainger, Inc.	1,387,835
		17,322,265
	Transportation and Warehousing — 3.8%
21,082	CSX Corporation	1,637,439
15,390	Expeditors International of Washington, Inc.	1,393,103
7,984	Norfolk Southern Corporation	1,708,496
10,766	Union Pacific Corporation	2,119,502
		6,858,540
	Wholesale Trade — 6.2%
13,890	Genuine Parts Company	1,321,911
20,037	Henry Schein, Inc. (a)	1,177,775
12,313	Honeywell International, Inc.	2,026,843
6,781	Huntington Ingalls Industries, Inc.	954,426
6,737	KLA Corporation	1,305,226
9,722	McKesson Corporation	1,447,897
15,770	TE Connectivity, Ltd.	1,541,360
8,976	Tractor Supply Company	1,286,620
		11,062,058
	TOTAL COMMON STOCKS (Cost $163,078,687)	179,261,768

	SHORT-TERM INVESTMENTS — 0.2%
400,162	First American Government Obligations Fund - Class X, 0.07% (c)	400,162
	TOTAL SHORT-TERM INVESTMENTS (Cost $400,162)	400,162
	TOTAL INVESTMENTS — 100.2% (Cost $163,478,849)	179,661,930
	Liabilities in Excess of Other Assets — (0.2)%	(306,725)
	NET ASSETS — 100.0%	$179,355,205

Percentages are stated as a percent of net assets.
(a)	Non-income producing security.
(b)

To the extent that the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors. See Note 7 in the Notes to Financial Statements.

(c)	Rate shown is the annualized seven-day yield as of September 30, 2020.

The accompanying notes are an integral part of these financial statements.

Distillate U.S. Fundamental Stability & Value ETF

Statement of Assets and Liabilities
September 30, 2020

ASSETS
Investments in securities, at value (Cost $163,478,849)	$179,661,930
Dividends and interest receivable	102,404
Total assets	179,764,334

LIABILITIES
Payable for securities purchased	352,583
Management fees payable	56,546
Total liabilities	409,129

NET ASSETS	$179,355,205

Net Assets Consist of:
Paid-in capital	$165,252,473
Total distributable earnings (accumulated deficit)	14,102,732
Net assets	$179,355,205

Net Asset Value:
Net assets	$179,355,205
Shares outstanding^	5,500,000
Net asset value, offering and redemption price per share	$32.61

^	No par value, unlimited number of shares authorized.

The accompanying notes are an integral part of these financial statements.

Distillate U.S. Fundamental Stability & Value ETF

Statement of Operations
For the Year Ended September 30, 2020

INCOME
Dividends	$1,697,390
Interest	334
Total investment income	1,697,724

EXPENSES
Management fees	359,447
Total expenses	359,447
Net investment income (loss)	1,338,277

REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments	2,097,506
Change in unrealized appreciation (depreciation) on investments	14,033,637
Net realized and unrealized gain (loss) on investments	16,131,143
Net increase (decrease) in net assets resulting from operations	$17,469,420

The accompanying notes are an integral part of these financial statements.

Distillate U.S. Fundamental Stability & Value ETF

Statements of Changes in Net Assets

	Year Ended September 30, 2020	Period Ended September 30, 2019 *
OPERATIONS
Net investment income (loss)	$1,338,277	$441,489
Net realized gain (loss) on investments	2,097,506	1,453,306
Change in unrealized appreciation (depreciation) on investments	14,033,637	2,149,444
Net increase (decrease) in net assets resulting from operations	17,469,420	4,044,239

DISTRIBUTIONS TO SHAREHOLDERS
Net distributions to shareholders	(579,630)	(73,994)
Total distributions to shareholders	(579,630)	(73,994)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	142,477,613	59,939,560
Payments for shares redeemed	(23,886,358)	(20,035,645)
Net increase (decrease) in net assets derived from capital share transactions (a)	118,591,255	39,903,915
Net increase (decrease) in net assets	$135,481,045	$43,874,160

NET ASSETS
Beginning of year/period	$43,874,160	$—
End of year/period	$179,355,205	$43,874,160

(a)	A summary of capital shares transactions is as follows:

	Shares	Shares
Subscriptions	4,725,000	2,325,000
Redemptions	(800,000)	(750,000)
Net increase (decrease)	3,925,000	1,575,000

*	The Fund commenced operations on October 23, 2018. The information presented is for the period from October 23, 2018 to September 30, 2019.

The accompanying notes are an integral part of these financial statements.

Distillate U.S. Fundamental Stability & Value ETF

Financial Highlights

For a capital share outstanding throughout the year/period

	Year Ended September 30, 2020	Period Ended September 30, 2019 (1)
Net asset value, beginning of year/period	$27.86	$25.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (2)	0.44	0.38
Net realized and unrealized gain (loss) on investments	4.61	2.58
Total from investment operations	5.05	2.96

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from:
Net investment income	(0.30)	(0.10)
Total distributions	(0.30)	(0.10)

Net asset value, end of year/period	$32.61	$27.86

Total return	18.20%	11.93	%(3)

SUPPLEMENTAL DATA:
Net assets at end of year/period (000’s)	$179,355	$43,874

RATIOS TO AVERAGE NET ASSETS:
Expenses to average net assets	0.39%	0.39	%(4)
Net investment income (loss) to average net assets	1.45%	1.55	%(4)
Portfolio turnover rate (5)	58%	69	%(3)

(1)	Commencement of operations on October 23, 2018.
(2)	Calculated based on average shares outstanding during the period.
(3)	Not annualized.
(4)	Annualized.
(5)	Excludes the impact of in-kind transactions.

The accompanying notes are an integral part of these financial statements.

Distillate U.S. Fundamental Stability & Value ETF

Notes to Financial Statements

September 30, 2020

NOTE 1 – ORGANIZATION

Distillate U.S. Fundamental Stability & Value ETF (the “Fund”) is a diversified series of ETF Series Solutions (“ESS” or the “Trust”), an open-end management investment company consisting of multiple investment series, organized as a Delaware statutory trust on February 9, 2012. The Trust is registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and the offering of the Fund’s shares is registered under the Securities Act of 1933, as amended (the “Securities Act”). The investment objective of the Fund is to track the performance, before fees and expenses, of the Distillate U.S. Fundamental Stability & Value Index (the “Index”). The Fund commenced operations on October 23, 2018.

The end of the reporting period for the Fund is September 30, 2020, and the period covered by these Notes to Financial Statements is the fiscal year ended September 30, 2020 (the “current fiscal period”).

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ACS”) Topic 946 Financial Services - Investment Companies.

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted the United States of America (“U.S. GAAP”).

A.

Security Valuation. All equity securities, including domestic and foreign common stocks, preferred stocks and exchange traded funds that are traded on a national securities exchange, except those listed on the Nasdaq Global Market®, Nasdaq Global Select Market® and the Nasdaq Capital Market® exchanges (collectively, “Nasdaq”) are valued at the last reported sale price on the exchange on which the security is principally traded. Securities traded on Nasdaq will be valued at the Nasdaq Official Closing Price (“NOCP”). If, on a particular day, an exchange-traded or Nasdaq security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used. Prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate, which approximates fair value.

Distillate U.S. Fundamental Stability & Value ETF

NOTES TO FINANCIAL STATEMENTS
September 30, 2020 (Continued)

Investments in mutual funds, including money market funds, are valued at their net asset value (“NAV”) per share.

Securities for which quotations are not readily available are valued at their respective fair values in accordance with pricing procedures adopted by the Fund’s Board of Trustees (the “Board”). When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Board. The use of fair value pricing by the Fund may cause the NAV of the shares to differ significantly from the NAV that would be calculated without regard to such considerations.

As described above, the Fund utilizes various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –

Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –

Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Distillate U.S. Fundamental Stability & Value ETF

NOTES TO FINANCIAL STATEMENTS
September 30, 2020 (Continued)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund’s investments as the end of the current fiscal period:

Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$179,261,768	$—	$—	$179,261,768
Short-Term Investments	$400,162	$—	$—	$400,162
Total Investments in Securities	$179,661,930	$—	$—	$179,661,930

^	See Schedule of Investments for breakout of investments by sector classification.

During the current fiscal period, the Fund did not recognize any transfers to or from Level 3.

B.

Federal Income Taxes. The Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its net investment income and net capital gains to shareholders. Therefore, no federal income tax provision is required. The Fund plans to file U.S. Federal and various state and local tax returns.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations. During the current fiscal period, the Fund did not incur any interest or penalties.

C.

Security Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Dividend

Distillate U.S. Fundamental Stability & Value ETF

NOTES TO FINANCIAL STATEMENTS
September 30, 2020 (Continued)

income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Withholding taxes on foreign dividends, if any, have been provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations.

D.

Distributions to Shareholders. Distributions to shareholders from net investment income and net realized gains on securities are declared and paid by the Fund at least annually. Distributions are recorded on the ex-dividend date.

E.

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the current fiscal period. Actual results could differ from those estimates.

F.

Share Valuation. The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of outstanding shares of the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading. The offering and redemption price per share of the Fund is equal to the Fund’s NAV per share.

G.

Guarantees and Indemnifications. In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

H.

Reclassification of Capital Accounts. U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share and primarily relate to redemptions in-kind. During the current fiscal period, the following table shows the reclassifications made:

Distributable Earnings (Accumulated Deficit)	Paid-In Capital
$(4,675,906)	$4,675,906

Distillate U.S. Fundamental Stability & Value ETF

NOTES TO FINANCIAL STATEMENTS
September 30, 2020 (Continued)

During the current fiscal period, the Fund realized $4,675,906 in net capital gains resulting from in-kind redemptions in which shareholders exchanged Fund shares for securities held by the Fund rather than for cash. Because such gains are not taxable to the Fund, and are not distributed to shareholders, they have been reclassified from distributable earnings (accumulated deficit) to paid-in capital.

I.

Subsequent Events. In preparing these financial statements, management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. There were no events or transactions that occurred during the period subsequent to the end of the current fiscal period that materially impacted the amounts or disclosures in the Fund’s financial statements.

J.

New Accounting Pronouncements and Other Matters. In August 2018, FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. Management has evaluated the impact of these changes and has adopted the disclosure framework.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

Distillate Capital Partners, LLC (the “Adviser”) serves as the investment adviser and index provider to the Fund. Pursuant to the Investment Advisory Agreement (“Advisory Agreement”), between the Trust, on behalf of the Fund, and the Adviser, the Adviser provides investment advice to the Fund and oversees the day-to-day operations of the Fund, subject to the direction and control of the Board and the officers of the Trust. Under the Advisory Agreement, the Adviser is responsible for arranging, in consultation with Vident Investment Advisory, LLC (the “Sub-Adviser”), transfer agency, custody, fund administration and accounting, and other related services necessary for the Fund to operate. Under the Advisory Agreement, the Adviser has agreed to pay all expenses of the Fund, except for: the fee paid to the Adviser pursuant to the Advisory Agreement, interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund

Distillate U.S. Fundamental Stability & Value ETF

NOTES TO FINANCIAL STATEMENTS
September 30, 2020 (Continued)

fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution (12b-1) fees and expenses. For services provided to the Fund, the Fund pays the Adviser at an annual rate of 0.39% based on the Fund’s average daily net assets.

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services” or Administrator”), acts as the Fund’s Administrator and, in that capacity, performs various administrative and accounting services for the Fund. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund, including regulatory compliance monitoring and financial reporting; prepares reports and materials to be supplied to the Board; monitors the activities of the Fund’s Custodian, transfer agent, and fund accountant. Fund Services also serves as the transfer agent and fund accountant to the Fund. U.S. Bank N.A. (the “Custodian”), an affiliate of Fund Services, serves as the Fund’s Custodian.

A Trustee and all officers of the Trust are affiliated with the Administrator and Custodian.

NOTE 4 – PURCHASES AND SALES OF SECURITIES

During the current fiscal period, purchases and sales of securities by the Fund, excluding short-term securities and in-kind transactions, were $56,771,946 and $55,780,300 respectively.

During the current fiscal period, there were no purchases or sales of U.S. Government securities.

During the current fiscal period, in-kind transactions associated with creations and redemptions were $142,282,689 and $23,972,390, respectively.

NOTE 5 – INCOME TAX INFORMATION

The components of distributable earnings (accumulated deficit) and cost basis of investments and net unrealized appreciation (depreciation) for federal income tax purposes at September 30, 2020 were as follows:

Tax cost of investments	$164,395,826
Gross tax unrealized appreciation	19,997,434
Gross tax unrealized depreciation	(4,731,330)
Net tax unrealized appreciation (depreciation)	15,266,104
Undistributed ordinary income	1,126,142
Undistributed long-term capital gain	—
Other accumulated gain (loss)	(2,289,514)
Distributable earnings (accumulated deficit)	$14,102,732

Distillate U.S. Fundamental Stability & Value ETF

NOTES TO FINANCIAL STATEMENTS
September 30, 2020 (Continued)

The difference between the cost basis for financial statement and federal income tax purposes is primarily due to timing differences in recognizing losses on wash sales.

A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year. Qualified late year losses are certain capital and ordinary losses which occur during the portion of the Fund’s taxable period subsequent to October 31 and December 31, respectively. For the taxable year ended September 30, 2020, the Fund did not elect to defer any post-October capital losses or late-year ordinary losses.

As of September 30, 2020, the Fund had a short-term capital loss carryforward of $2,152,341 and a long-term capital loss carryforward of $137,173. These amounts do not have an expiration date.

The tax character of distributions paid by the Fund during the year/period ended September 30, 2020 and September 30, 2019 were as follows:

	Year Ended September 30, 2020	Period Ended September 30, 2019
Ordinary Income	$579,630	$73,994

NOTE 6 – SHARE TRANSACTIONS

Shares of the Fund are listed and trade on the New York Stock Exchange Arca, Inc. (“NYSE Arca”). Market prices for the shares may be different from their NAV. The Fund issues and redeems shares on a continuous basis at NAV generally in blocks of 25,000 shares, called “Creation Units.” Creation Units are issued and redeemed principally in-kind for securities included in a specified universe. Once created, shares generally trade in the secondary market at market prices that change throughout the day. Except when aggregated in Creation Units, shares are not redeemable securities of the Fund. Creation Units may only be purchased or redeemed by certain financial institutions (“Authorized Participants”). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore, they are unable to purchase or redeem the shares directly from the Fund. Rather, most retail investors may purchase shares in the secondary market with the assistance of a broker and are subject to customary brokerage commissions or fees.

Distillate U.S. Fundamental Stability & Value ETF

NOTES TO FINANCIAL STATEMENTS
September 30, 2020 (Continued)

The Fund currently offers one class of shares, which has no front-end sales load, no deferred sales charge, and no redemption fee. A fixed transaction fee is imposed for the transfer and other transaction costs associated with the purchase or sale of Creation Units. The standard fixed transaction fee for the Fund is $250, payable to the Custodian. The fixed transaction fee may be waived on certain orders if the Fund’s Custodian has determined to waive some or all the costs associated with the order or another party, such as the Adviser, has agreed to pay such fee. In addition, a variable fee may be charged on all cash transactions or substitutes for Creation Units of up to a maximum of 2% as a percentage of the value of the Creation Units subject to the transaction. Variable fees are imposed to compensate the Fund for the transaction costs associated with the cash transactions. Variable fees received by the Fund, if any, are displayed in the capital shares transactions section of the Statements of Changes in Net Assets. The Fund may issue an unlimited number of shares of beneficial interest, with no par value. Shares of the Fund have equal rights and privileges.

NOTE 7 – RISKS

Sector Risk. To the extent that the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors.

COVID-19 Risk. The recent global outbreak of COVID-19 has disrupted economic markets and the prolonged economic impact is uncertain. The operational and financial performance of the issuers of securities in which the Fund invests depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn impact the value of the Fund’s investments.

Distillate U.S. Fundamental Stability & Value ETF

Report of Independent Registered Public Accounting Firm

To the Shareholders of Distillate U.S. Fundamental Stability & Value ETF and
Board of Trustees of ETF Series Solutions

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Distillate U.S. Fundamental Stability & Value ETF (the “Fund”), a series of ETF Series Solutions, as of September 30, 2020, the related statement of operations for the year then ended and the statements of changes in net assets and financial highlights for each of the two periods in the period then ended, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2020, the results of its operations for the year then ended and the changes in its net assets and financial highlights for each of the two periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2020, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers or counterparties were not received. Our

Distillate U.S. Fundamental Stability & Value ETF

Report of Independent Registered Public Accounting Firm

(Continued)

audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2018.

COHEN & COMPANY, LTD.
Milwaukee, Wisconsin
November 25, 2020

Distillate U.S. Fundamental Stability & Value ETF

Trustees and Officers

(Unaudited)

Additional information about each Trustee of the Trust is set forth below. The address of each Trustee of the Trust is c/o U.S. Bank Global Fund Services, 615 E. Michigan Street, Milwaukee, WI 53202.

Name and Year of Birth	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees
Leonard M. Rush, CPA Born: 1946	Lead Independent Trustee and Audit Committee Chairman	Indefinite term; since 2012	Retired; formerly Chief Financial Officer, Robert W. Baird & Co. Incorporated (wealth management firm) (2000–2011).	45	Independent Trustee, Managed Portfolio Series (39 portfolios) (since 2011).
David A. Massart Born: 1967	Trustee	Indefinite term; since 2012	Co-Founder, President, and Chief Investment Strategist, Next Generation Wealth Management, Inc. (since 2005).	45	Independent Trustee, Managed Portfolio Series (39 portfolios) (since 2011).
Janet D. Olsen Born: 1956	Trustee	Indefinite term; since 2018	Retired; formerly Managing Director and General Counsel, Artisan Partners Limited Partnership (investment adviser) (2000–2013); Executive Vice President and General Counsel, Artisan Partners Asset Management Inc. (2012–2013); Vice President and General Counsel, Artisan Funds, Inc. (investment company) (2001–2012).	45	Independent Trustee, PPM Funds (9 portfolios) (since 2018).
Interested Trustee
Michael A. Castino Born: 1967	Trustee and Chairman	Indefinite term; Trustee since 2014; Chairman since 2013	Senior Vice President, U.S. Bancorp Fund Services, LLC (since 2013); Managing Director of Index Services, Zacks Investment Management (2011–2013).	45	None

Distillate U.S. Fundamental Stability & Value ETF

TRUSTEES AND OFFICERS

(Unaudited) (Continued)

The officers of the Trust conduct and supervise its daily business. The address of each officer of the Trust is c/o U.S. Bank Global Fund Services, 615 E. Michigan Street, Milwaukee, WI 53202. Additional information about the Trust’s officers is as follows:

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Principal Officers of the Trust
Kristina R. Nelson Born: 1982	President	Indefinite term; since 2019	Senior Vice President, U.S. Bancorp Fund Services, LLC (since 2020); Vice President, U.S. Bancorp Fund Services, LLC (2014-2020); Assistant Vice President, U.S. Bancorp Fund Services, LLC (2013–2014).
Michael D. Barolsky Born: 1981	Vice President and Secretary	Indefinite term; since 2014 (other roles since 2013)	Senior Vice President, U.S. Bancorp Fund Services, LLC (since 2019); Vice President, U.S. Bancorp Fund Services, LLC (2012–2019); Associate, Thompson Hine LLP (law firm) (2008–2012).
James R. Butz Born: 1982	Chief Compliance Officer	Indefinite term; since 2015	Senior Vice President, U.S. Bancorp Fund Services, LLC (since 2015); Vice President, U.S. Bancorp Fund Services, LLC (2014–2015); Assistant Vice President, U.S. Bancorp Fund Services, LLC (2011–2014).
Kristen M. Weitzel, CPA Born: 1977	Treasurer	Indefinite term; since 2014 (other roles since 2013)	Vice President, U.S. Bancorp Fund Services, LLC (since 2015); Assistant Vice President, U.S. Bancorp Fund Services, LLC (2011–2015); Manager, PricewaterhouseCoopers LLP (accounting firm) (2005–2011).
Brett M. Wickmann Born: 1982	Assistant Treasurer	Indefinite term; since 2017	Vice President, U.S. Bancorp Fund Services, LLC (since 2017); Assistant Vice President, U.S. Bancorp Fund Services, LLC (2012–2017).
Elizabeth A. Winske Born: 1983	Assistant Treasurer	Indefinite term; since 2017	Vice President, U.S. Bancorp Fund Services, LLC (since 2016); Officer, U.S. Bancorp Fund Services, LLC (2012–2016).

Distillate U.S. Fundamental Stability & Value ETF

TRUSTEES AND OFFICERS

(Unaudited) (Continued)

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Jason E. Shlensky Born: 1987	Assistant Treasurer	Indefinite term; since 2019	Assistant Vice President, U.S. Bancorp Fund Services, LLC (since 2019); Officer, U.S. Bancorp Fund Services, LLC (2014–2019).
Isabella K. Zoller Born: 1994	Assistant Secretary	Indefinite term; since 2020	Regulatory Administration Attorney, U.S. Bancorp Fund Services, LLC (since 2019), Regulatory Administration Intern, U.S. Bancorp Fund Services, LLC (2018-2019) and Law Student (2016-2019).

The Statement of Additional Information (“SAI”) includes additional information about the Trustees and is available without charge, upon request, by calling toll-free at (800) 617-0004, by accessing the SEC’s website at www.sec.gov, or by accessing the Fund’s website at https://distillatefunds.com/dstl.

Distillate U.S. Fundamental Stability & Value ETF

Expense Example

For the Six-Months Ended September 30, 2020 (Unaudited)

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares, and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period as indicated below in the Expense Example table.

Actual Expenses

The first line of the table provides information about actual account values based on actual returns and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value April 1, 2020	Ending Account Value September 30, 2020	Expenses Paid During the Period(1)
Actual	$ 1,000.00	$ 1,317.40	$2.26
Hypothetical (5% annual return before expenses)	$ 1,000.00	$ 1,023.05	$1.97

(1)

The dollar amounts shown as expenses paid during the period are equal to the annualized expense ratio, 0.39%, multiplied by the average account value during the period, multiplied by 183/366, to reflect the one-half year period.

Distillate U.S. Fundamental Stability & Value ETF

Approval of Advisory Agreements & Board Consideration

(Unaudited)

Pursuant to Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), at a meeting held on April 21-22, 2020 (the “Meeting”), the Board of Trustees (the “Board”) of ETF Series Solutions (the “Trust”) considered the approval of the continuation of the Investment Sub-Advisory Agreement (the “Agreement”) among Distillate Capital Partners (“Distillate” or the “Adviser”), Vident Investment Advisory, LLC (“VIA” or the “Sub-Adviser”), and the Trust, on behalf of the Distillate U.S. Fundamental Stability & Value ETF (the “Fund”).

Prior to the Meeting, the Board, including the Trustees who are not parties to the Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), reviewed written materials from the Sub-Adviser (the “Materials”) regarding, among other things: (i) the nature, extent, and quality of the services provided by the Sub-Adviser; (ii) the historical performance of the Fund; (iii) the cost of the services provided and the profits realized by the Sub-Adviser from services rendered to the Fund; (iv) the extent to which the sub-advisory fee for the Fund reflects economies of scale shared with the Fund shareholders; and (v) other factors the Board deemed to be relevant.

The Board also considered that the Sub-Adviser, along with other service providers of the Fund, presented written information to help the Board evaluate the Sub-Adviser’s fees and other aspects of the Agreement. Additionally, representatives from the Sub-Adviser provided an oral overview of the services provided to the Fund by the Sub-Adviser and additional information about the Sub-Adviser’s personnel and operations. The Board then discussed the written materials and oral presentation that it had received and any other information that the Board received at the Meeting and deliberated on the approval of the Agreement in light of this information. In its deliberations, the Board did not identify any single piece of information discussed below that was all-important or controlling.

Approval of the Sub-Advisory Agreement with the Sub-Adviser

Nature, Extent, and Quality of Services Provided. The Board considered the scope of services provided to the Fund under the Sub-Advisory Agreement, noting that VIA would continue to provide investment management services to the Fund. The Board noted the responsibilities that VIA has as the Fund’s investment sub-adviser, including: responsibility for the general management of the day-to-day investment and reinvestment of the assets of the Fund; determining the daily baskets of deposit securities and cash components; executing portfolio security trades for purchases and redemptions of the Fund’s shares conducted on a cash-in-lieu basis; oversight of general portfolio compliance with relevant law; responsibility for daily monitoring of tracking error and quarterly reporting to the Board; and implementation of Board directives as they relate to the Fund.

Distillate U.S. Fundamental Stability & Value ETF

Approval of Advisory Agreements & Board Consideration

(Unaudited) (Continued)

In considering the nature, extent, and quality of the services provided by VIA, the Board considered reports of the Trust’s CCO with respect to VIA’s compliance program and VIA’s experience providing investment management services to other ETFs, including other series of the Trust. VIA’s registration form (“Form ADV”) was provided to the Board, as was the response of VIA to a detailed series of questions which included, among other things, information about the background and experience of the portfolio managers primarily responsible for the day-to-day management of the Fund. The Board further considered the oral information provided by the Sub-Adviser with respect to the impact of the COVID-19 pandemic on the Sub-Adviser’s operations.

Historical Performance. The Board noted that it had received information regarding the Fund’s performance for various time periods in the Materials and primarily considered the Fund’s performance for periods ended March 31, 2020. Because the Fund is designed to track the performance of an index that is not affiliated with the Sub-Adviser, the Board considered the extent to which the Fund tracked its index before fees and expenses. The Board noted that the Fund performed in line with its underlying index before fees and expenses for the one-year and since inception periods. The Board further noted that the Fund had less than two years of operating history, which was a relatively short period of time over which to evaluate the Fund’s performance and draw meaningful conclusions.

Cost of Services Provided and Economies of Scale. The Board reviewed the advisory fees paid by Distillate to VIA for its services to the Fund. The Board considered that the fees paid to VIA are paid by Distillate and noted that the fee reflected an arm’s-length negotiation between Distillate and VIA. The Board also took into account analyses of VIA’s profitability with respect to the Fund.

The Board expressed the view that VIA might realize economies of scale in managing the Fund as assets grow in size and noted that the fee schedule includes breakpoints as assets grow in size. The Board further noted that because the Fund pays Distillate a unified fee, any benefits from the breakpoints in the sub-advisory fee schedule would accrue to Distillate, rather than to Fund shareholders. Consequently, the Board determined that it would monitor fees as the Fund grows to determine whether economies of scale were being effectively shared with the Fund and its shareholders.

Conclusion. No single factor was determinative of the Board’s decision to approve the Sub-Advisory Agreement; rather, the Board based its determination on the total mix of information available to it. Based on a consideration of all the factors in their totality, the Board, including a majority of the Independent Trustees, determined that the Sub-Advisory Agreement, including the compensation payable under the

Distillate U.S. Fundamental Stability & Value ETF

Approval of Advisory Agreements & Board Consideration

(Unaudited) (Continued)

agreement, was fair and reasonable to the Fund. The Board, including a majority of the Independent Trustees, therefore determined that the approval of the continuation of the Sub-Advisory Agreement was in the best interests of the Fund and its shareholders.

Pursuant to Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), at a meeting held on July 28-29, 2020 (the “Meeting”), the Board of Trustees (the “Board”) of ETF Series Solutions (the “Trust”) considered the approval of the continuation of the Investment Advisory Agreement (the “Advisory Agreement”) between Distillate Capital Partners LLC (the “Adviser”) and the Trust, on behalf of the Distillate U.S. Fundamental Stability and Value ETF (the “Fund”).

Prior to the Meeting, the Board, including the Trustees who are not parties to the Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), reviewed written materials from the Adviser regarding, among other things: (i) the nature, extent, and quality of the services provided by the Adviser; (ii) the historical performance of the Fund; (iii) the cost and profits realized from providing such services, including any fall-out benefits enjoyed by the Adviser or its affiliates; (iv) comparative fee and expense data for the Fund; (v) the extent to which the advisory fee for the Fund reflects economies of scale shared with Fund shareholders; and (vi) other factors the Board deemed to be relevant.

Prior to the Meeting, the Adviser, along with representatives from other service providers of the Fund, presented written information to help the Board evaluate the Adviser’s fees and other aspects of the Agreement. Additionally, representatives from the Adviser provided an oral overview of the Fund’s strategy, the services provided to the Fund by the Adviser, and additional information about the Adviser’s personnel and business. The Board then discussed the written materials and oral presentation that it had received, and any other information that the Board received at the Meeting and deliberated on the approval of the Agreement in light of this information. In its deliberations, the Board did not identify any single piece of information discussed below that was all-important or controlling.

Approval of the Continuation of the Advisory Agreement with the Adviser

Nature, Extent, and Quality of Services Provided. The Trustees considered the scope of services provided under the Advisory Agreement, noting that the Adviser would continue to provide investment management services to the Fund. In considering the nature, extent, and quality of the services provided by the Adviser, the Board considered the quality of the Adviser’s compliance infrastructure and past reports from the Trust’s Chief Compliance Officer (“CCO”). The Board also considered its previous experience with the Adviser providing investment management services to the Fund. The Board noted that it had previously received a copy of the Adviser’s registration form (“Form ADV”), as well as the response of the Adviser to a detailed series of

Distillate U.S. Fundamental Stability & Value ETF

Approval of Advisory Agreements & Board Consideration

(Unaudited) (Continued)

questions which included, among other things, information about the background and experience of the firm’s key personnel, the firm’s ownership, and the services provided by the Adviser.

The Board also considered other services currently provided by the Adviser to the Fund, such as monitoring adherence to the Fund’s investment restrictions, oversight of the sub-adviser, monitoring compliance with various policies and procedures and with applicable securities regulations, and monitoring the extent to which the Fund achieved its investment objective as an passively-managed fund. The Board further considered the oral information provided by the Adviser with respect to the impact of the COVID-19 pandemic on the Adviser’s operations.

Historical Performance. The Board noted that it had received information regarding the Fund’s performance for various time periods in the Materials and primarily considered the Fund’s performance for periods ended March 31, 2020. The Board noted that, for the one-year and since inception periods, the Fund’s performance was in line with that of its underlying index, before fees and expenses, and outperformed the S&P 500 Index. The Board further noted that, for the one-year period ended May 31, 2020, the Fund had significantly outperformed the median for funds in the universe of U.S. Large Blend ETFs as reported by Morningstar (the “Category Peer Group”). The Board also considered that, for the period ended March 31, 2020, the Fund outperformed the median for its most direct competitors as identified by the Adviser (the “Selected Peer Group”), which consisted of other index-based ETFs that generally focus on value and/or risk. The Board further noted that the Fund had less than two years of operating history, which was a relatively short period of time over which to evaluate the Fund’s performance and draw meaningful conclusions.

Cost of Services Provided and Economies of Scale. The Board reviewed the expense ratio for the Fund and compared the Fund’s expense ratio to the expense ratios of funds in the Category Peer Group and Selected Peer Group. The Board noted that the expense ratio for the Fund was higher than the Category Peer Group and Selected Peer Group medians, but within the range of expense ratios for such groups. The Board also noted that, because the Category Peer Group included a number of significantly larger, low-cost, index-based ETFs, the Category Peer Group may not allow for an apt comparison by which to judge the Fund’s expense ratio.

The Board took into consideration that the advisory fee for the Fund was a “unified fee,” meaning the Fund paid no expenses other than the advisory fee and, if incurred, certain other costs such as interest, brokerage, acquired fund fees and expenses, extraordinary expenses and, to the extent it is implemented, fees pursuant to a Distribution and/or Shareholder Servicing (12b-1) Plan. The Board noted that the Adviser continued to be responsible for compensating the Trust’s other service providers and paying the Fund’s other expenses out of its own fee and resources. In

Distillate U.S. Fundamental Stability & Value ETF

Approval of Advisory Agreements & Board Consideration

(Unaudited) (Continued)

this regard, the Board considered the Adviser’s financial resources and information provided by the Adviser’s CEO regarding the Adviser’s ability to raise capital if needed to support its management of the Fund and obligations under the “unified fee” arrangement. The Board also evaluated the compensation and benefits received by the Adviser from its relationship with the Fund, taking into account analyses of the Adviser’s profitability with respect to the Fund.

The Board expressed the view that it currently appeared that the Adviser might realize economies of scale in managing the Fund as assets grow in size. The Board further determined that, based on the amount and structure of the Fund’s unitary fee, such economies of scale would be shared with Fund shareholders, although the Board intends to monitor fees as the Fund grows in size and assess whether fee breakpoints may be warranted.

Conclusion. No single factor was determinative of the Board’s decision to approve the continuation of the Advisory Agreement; rather, the Board based its determination on the total mix of information available to it. Based on a consideration of all the factors in their totality, the Board, including a majority of the Independent Trustees, determined that the Advisory Agreement, including the compensation payable under the agreement, was fair and reasonable to the Fund. The Board, including a majority of the Independent Trustees, therefore determined that the approval of the continuation of the Advisory Agreement was in the best interests of the Fund and its shareholders.

Distillate U.S. Fundamental Stability & Value ETF

Review of Liquidity Risk Management Program

(Unaudited)

Pursuant to Rule 22e-4 under the Investment Company Act of 1940, the Trust, on behalf of the series of the Trust covered by this shareholder report (the “Series”), has adopted a liquidity risk management program to govern the Trust’s approach to managing liquidity risk. Rule 22e-4 seeks to promote effective liquidity risk management, thereby reducing the risk that a fund will be unable to meet its redemption obligations and mitigating dilution of the interests of fund shareholders. The Trust’s liquidity risk management program is tailored to reflect the Series’ particular risks, but not to eliminate all adverse impacts of liquidity risk, which would be incompatible with the nature of such Series.

The investment adviser to the Series has adopted and implemented its own written liquidity risk management program (the “Program”) tailored specifically to assess and manage the liquidity risk of the Series.

At a recent meeting of the Board of Trustees of the Trust, the Trustees received a report pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the period ended December 31, 2019. The report concluded that the Program is reasonably designed to assess and manage the Series’ liquidity risk and has operated adequately and effectively to manage such risk. The report reflected that there were no liquidity events that impacted the Series’ ability to timely meet redemptions without dilution to existing shareholders. The report further noted that no material changes have been made to the Program since its implementation.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the prospectus for more information regarding the Series’ exposure to liquidity risk and other principal risks to which an investment in the Series may be subject.

Distillate U.S. Fundamental Stability & Value ETF

Federal Tax Information

(Unaudited)

For the fiscal year ended September 30, 2020, certain dividends paid by the Fund may be subject to the maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The percentage of dividends declared from ordinary income designated as qualified dividend income was 100.00%.

For corporate shareholders, the percentage of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended September 30, 2020 was 100.00%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for the Fund was 0.00%.

Information About Portfolio Holdings
(Unaudited)

The Fund files its complete schedule of portfolio holdings for its first and third fiscal quarters with the SEC on Part F of Form N-PORT. The Fund’s Part F of Form N-PORT is available without charge, upon request, by calling toll-free at (800) 617-0004. Furthermore, you may obtain the Part F of Form N-PORT on the SEC’s website at www.sec.gov. The Fund’s portfolio holdings are posted on its website at https://distillatefunds.com/dstl daily.

Information About Proxy Voting
(Unaudited)

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is provided in the SAI. The SAI is available without charge, upon request, by calling toll-free at (800) 617-0004, by accessing the SEC’s website at www.sec.gov, or by accessing the Fund’s website at https://distillatefunds.com/dstl.

When available, information regarding how the Fund voted proxies relating to portfolio securities during the twelve-months ending June 30 is available by calling toll-free at (800) 617-0004 or by accessing the SEC’s website at www.sec.gov.

Distillate U.S. Fundamental Stability & Value ETF

Frequency Distribution of Premiums and Discounts

(Unaudited)

Information regarding how often shares of the Fund trade on an exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund is available without charge, on the Fund’s website at https://distillatefunds.com/dstl.

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Adviser and Index Provider

Distillate Capital Partners, LLC
53 West Jackson Blvd, Suite 530
Chicago, IL 60604

Sub-Adviser

Vident Investment Advisory, LLC
1125 Sanctuary Parkway, Suite 515
Alpharetta, Georgia 30009

Distributor

Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, Wisconsin 53202

Custodian

U.S. Bank National Association
1555 North Rivercenter Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent

U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.
342 North Water Street, Suite 830
Milwaukee, Wisconsin 53202

Legal Counsel

Morgan, Lewis, & Bockius, LLP
1111 Pennsylvania Avenue, NW
Washington, DC 20004

Distillate U.S. Fundamental Stability & Value ETF

Symbol – DSTL
CUSIP – 26922A321

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant's Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant's board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Mr. Leonard Rush is the "audit committee financial expert" and is considered to be "independent" as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "Other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 9/30/2020	FYE 9/30/2019
Audit Fees	$14,500	$14,500
Audit-Related Fees	$0	$0
Tax Fees	$3,000	$3,000
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen & Company, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 9/30/2020	FYE 9/30/2019
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 9/30/2020	FYE 9/30/2019
Registrant	N/A	N/A
Registrant's Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, (the "Act") and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Act. The independent members of the committee are as follows: Leonard M. Rush, David A. Massart, and Janet D. Olsen.

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of trustees.

Item 11. Controls and Procedures.

(a)	The Registrant's President (principal executive officer) and Treasurer (principal financial officer) have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant's service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in registrant's independent public accountant. There was no change in the registrant's public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	ETF Series Solutions

By (Signature and Title		/s/ Kristina R. Nelson
Kristina R. Nelson, President (principal executive officer)

Date	12/09/2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Kristina R. Nelson
Kristina R. Nelson, President (principal executive officer)

Date	12/09/2020

By (Signature and Title)*		/s/ Kristen M. Weitzel
Kristen M. Weitzel, Treasurer (principal financial officer)

Date	12/09/2020

*	Print the name and title of each signing officer under his or her signature.